Note 1. Business: Net Income (Loss) Per Share: Schedule of potentially dilutive shares excluded from EPS computation (Details) - USD ($)	Nov. 30, 2018	Nov. 30, 2017
Details
Basic weighted average shares outstanding	$ 4,510,283	$ 3,897,599
If-converted shares, related party convertible debt	0	480,822
If-converted shares, convertible debt	0	179,452
If-converted shares, warrants	348,986	0
Diluted weighted average common shares outstanding	$ 4,859,269	$ 4,557,873